The
High Yield
Plus Fund,
Inc.


ANNUAL
REPORT
March 31, 2000

Letter To Shareholders                April 10, 2000

Dear Shareholder:
The year ended March 31, 2000 proved to be a disappointing one for the high yield market. Despite the fact that the US economy remains robust, weak technical conditions, lack of demand, and a less than comforting level of credit deterioration have plagued the high yield market. While none of these factors is insignificant, we believe that long-term investment prospects may be able to overcome the market's recent difficulties.

With respect to the market's weak technical conditions and related lack of demand, one can argue that the high yield market is suffering from the same kind of disinterest that old economy value stocks have been contending with. Demand has been poor for high yield investments; open-end mutual funds have generally been in a redemption pattern for a full year. (Fixed income funds broadly have been redeemed; some redemptions may reflect fears of interest rate hikes; others may simply reflect the shift of funds to higher spark, tech equity investments.) Trading volume has also been weak ever since the fall of 1998, when there was an implosion of liquidity with the potential failure of a very large, leveraged hedge fund. Wall Street broker dealers have generally been loath to take securities into inventory.
Thus, the high yield market has been tending to gap upwards and downwards fairly erratically based on the slightest change in demand. While the weak technical conditions have created a downward valuation drift, we note that these conditions do not ultimately drive the long-term investment performance of the issuers in the marketplace. In addition, inefficiencies in valuation can create investment opportunity. Given the closed-end status of the Fund, we are fortunate that we do not have to manage cash flows, but can instead look for unusual valuations and potential investment opportunities.

It is also true that credit health, as measured by the
rate of default, deteriorated over the last year.  As
we noted in our September semi-annual shareholder
letter, we do not see blatant similarity to the high
default rates of the 1990 market, when among other
things, the US was in a recession.  We have seen some
tightening in lending standards by the commercial
banks, although it seems to be fairly industry
specific.   Perhaps not surprisingly, the new economy
companies (telecommunications, internet related) still have ready access to funds, whereas older industrials are facing greater hurdles. Nevertheless, the prospects for the global economy are brighter today than they have been for several years. The European and Asian economies are strengthening, which is supportive of US industrials, given the global nature of business today. This trend should mitigate some of the credit-related pressures of the last 18 months.

Given the above factors, we find that high yield valuations have widened relative to US Treasuries over the year. Using data tracked by Lehman, the difference in yield between US Treasuries and high yield securities has widened from 525 basis points a year ago to 650 basis points today. The average dollar price of the Credit Suisse First Boston High Yield index is 83% of par. Valuations and yields today would seem to be discounting at least some portion, if not all, of the lack of liquidity and potential for adverse credit action in the markets. As always, our focus remains on long term investment potential. We continue to focus on finding securities with attractive risk adjusted returns, with diversified exposure to both lower risk/returns instruments as well as higher risk/reward situations, in a broad group of industries.

Fund Performance.
The Fund's total returns for periods ended March 31,
2000 are shown on the following table.  For comparison,
we have also provided the returns of the Lipper Closed-
End Leveraged High Yield category, an average of 27
closed-end high yield leveraged funds; we would note
that the degree of leverage varies substantially
amongst the funds in the group.   The Fund's
performance over the year benefited from its exposure to certain Yankee issues (US$ foreign issuers) that appreciated during the year, following upon extreme weakness a year ago.

                      TOTAL RETURNS
           For the Periods Ended March 31, 2000
                              6 Months  1 Year  24 months*

High Yield Plus Fund (NAV)1     0.9%    (0.8)%    (4.1)%
Lipper CEHY -- Leveraged       (0.3)    (2.3)     (3.4)

1 Represents NAV-basis performance calculations as provided by Lipper Analytical Services, Inc. Past performance is no guarantee of future results.

* Annualized

The Fund is leveraged and has a $50 million credit line provided by Fleet Bank and State Street Bank and Trust
Co. As of March 31, 2000, the Fund had drawn $42 million on the line. Borrowings fluctuate depending on investment opportunities and relative valuations. As of March 31, 2000, the Fund's shares were priced at $6.1875. This price reflected a discount of 3.8% to the Fund's net asset value of $6.42 per share. (The average discount of the funds in the Lipper Leveraged
Closed End universe was 7.3% as of March 31, 2000.)
The Fund's monthly dividend rate of $0.0725 per share equates to an annualized yield of 14.1% relative to the stock price. This yield was more than twice the 6.0% yield of the US 10-Year Treasury as of March 31, 2000.

As always, we appreciate your interest in the Fund.

Sincerely yours,


Catherine A. Smith
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP

Portfolio of Investments as of March 31, 2000     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--139.1%
CORPORATE BONDS--131.6%
------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--2.5%
Argo-Tech Corp., Sr. Sub. Notes                                B3               8.625%      10/01/07   $   1,000     $    760,000
Hexcel Corp., Sr. Sub. Notes                                   B2               9.75         1/15/09         500          425,000
Loral Space & Communications Ltd., Sr. Notes                   B1               9.50         1/15/06         750          532,500
Moog, Inc., Sr. Sub. Notes, Ser. B                             B1              10.00         5/01/06         750          742,500
                                                                                                                     ------------
                                                                                                                        2,460,000
------------------------------------------------------------------------------------------------------------------------------
Automotive--3.9%
Accuride Corp., Sr. Sub. Notes                                 B2               9.25         2/01/08       1,250        1,062,500
Exide Corp., Sr. Notes                                         B1              10.00         4/15/05       1,000          962,500
Federal-Mogul Corp., Sr. Notes                                 Ba2              8.80         4/15/07         500          433,355
Key Plastics, Inc., Sr. Sub. Notes, Ser. B                     Caa2            10.25         3/15/07       1,250 (b)       87,500
LDM Technologies, Inc., Sr. Sub. Notes, Ser. B                 B3              10.75         1/15/07         695          521,250
Prestolite Electric, Inc., Gtd. Sr. Notes                      B3               9.625        2/01/08       1,235          728,650
                                                                                                                     ------------
                                                                                                                        3,795,755
------------------------------------------------------------------------------------------------------------------------------
Building & Related Industries--0.8%
Anthony Crane Rental L.P., Sr. Notes                           B3               10.375       8/01/08       1,000          780,000
------------------------------------------------------------------------------------------------------------------------------
Cable--7.2%
Adelphia Communications Corp.,
   Sr. Notes, Ser. B                                           B1                9.875       3/01/07         650          630,500
   Sr. Notes                                                   B1                8.375       2/01/08         750          667,500
   Sr. Notes                                                   B1                7.75        1/15/09         250          210,625
Cablevision S.A., Sr. Notes (Argentina)                        B1               13.75        5/01/09         500 (d)      500,000
Charter Communications Holdings,
   Sr. Notes                                                   B2               10.00        4/01/09         500          480,000
   Sr. Notes                                                   B2                8.25        4/01/07       1,500        1,335,000
Classic Cable, Sr. Sub. Notes                                  B3               10.50        3/01/10         540          533,250
Multicanal S.A., (Argentina)
   Sr. Notes                                                   B1               10.50        2/01/07         500 (d)      470,000
   Sr. Notes, Ser. E                                           B1               13.125       4/15/09         450 (d)      465,750
   Sr. Notes                                                   B1               10.50        4/15/18         230 (d)      202,170
NTL Communications Corp., Sr. Notes                            B3                9.875      11/15/09      EUR250          232,048
NTL, Inc., Sr. Notes, Ser. B                                   B3               10.00        2/15/07   $     850          824,500
Rogers Communications, Inc., Sr. Notes (Canada)                B2                8.875       7/15/07         500 (d)      487,500
                                                                                                                     ------------
                                                                                                                        7,038,843
------------------------------------------------------------------------------------------------------------------------------
Chemicals--8.3%
Acetex Corp., Sr. Sec. Notes (Canada)                          B3                9.75       10/01/03         750 (d)      682,500
ARCO Chemical Co.,
   Deb.                                                        Ba3               9.80        2/01/20       1,250        1,137,500
   Deb.                                                        Ba3               9.375      12/15/05       1,000          950,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of March 31, 2000     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Chemicals (cont'd.)
Borden Chemical & Plastics Oper., Sr. Notes                    B1               9.50 %       5/01/05   $     750     $    701,250
Geo Specialty Chemicals, Inc., Sr. Sub. Notes                  B3              10.125        8/01/08          95           76,950
Georgia Gulf Corp., Sr. Sub. Notes                             B1              10.375       11/01/07         125          125,625
Huntsman ICI Chemicals LLC, Sr. Sub. Notes                     B2              10.125        7/01/09         805          770,787
Lyondell Chemical Co., Sr. Sub. Notes                          B2              10.875        5/01/09         655          609,150
PCI Chemicals Canada, Inc., Sr. Notes, Ser. B (Canada)         B3               9.25        10/15/07         545 (d)      444,175
Philipp Brothers Chemicals, Inc., Sr. Sub. Notes               B3               9.875        6/01/08         500          425,000
Sovereign Specialty Chemicals, Sr. Sub. Notes                  B3              11.875        3/15/10         540          534,600
Sterling Chemical Holdings, Inc.,
   Sr. Sub. Notes                                              Caa3            11.75         8/15/06         500          420,000
   Sr. Sub. Notes                                              Caa3            11.25         4/01/07         750          607,500
Texas Petrochemicals Corp., Sr. Sub. Notes                     Caa1            11.125        7/01/06         750          622,500
                                                                                                                     ------------
                                                                                                                        8,107,537
------------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services--3.7%
Bell Sports, Inc., Sr. Sub. Notes                              B3              11.00         8/15/08         670          656,600
Corning Consumer Prod. Co., Sr. Sub. Notes                     B3               9.625        5/01/08       1,350          850,500
Polaroid Corp., Sr. Notes                                      Ba3             11.50         2/15/06         750          763,125
Simmons Co., Sr. Sub. Notes                                    B3              10.25         3/15/09         500          420,000
True Temper Sports, Inc., Sr. Sub. Notes                       B3              10.875       12/01/08       1,000          950,000
                                                                                                                     ------------
                                                                                                                        3,640,225
------------------------------------------------------------------------------------------------------------------------------
Containers--1.7%
BWay Corp., Sr. Sub. Notes, Ser. B                             B2               10.25        4/15/07         650          568,750
Consumers Packaging, Inc., Sr. Notes (Canada)                  Caa1              9.75        2/01/07         750 (d)      391,875
Silgan Holdings, Inc.,
   Sr. Sub. Deb.                                               B1                9.00        6/01/09         500          462,500
   Sub. Deb., PIK                                              B1               13.25        7/15/06         200          216,000
                                                                                                                     ------------
                                                                                                                        1,639,125
------------------------------------------------------------------------------------------------------------------------------
Energy & Related Goods & Services--3.4%
Clark R & M, Inc., Sr. Notes                                   Ba3               8.625       8/15/08       1,250          912,500
Frontier Oil Corp., Sr. Notes                                  B2                9.125       2/15/06         750          645,000
P & L Coal Holdings Corp., Sr. Notes                           Ba3               8.875       5/15/08         500          451,250
Pen Holdings, Inc., Sr. Notes, Ser. B                          B2                9.875       6/15/08         750          637,500
RAM Energy, Inc., Sr. Notes                                    Caa1             11.50        2/15/08         635          311,150
RBF Co., Sr. Sec. Notes                                        Ba3              11.00        3/15/06         370          386,650
                                                                                                                     ------------
                                                                                                                        3,344,050

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of March 31, 2000     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Entertainment--0.8%
Carmike Cinemas, Inc., Sr. Sub. Notes, Ser. B                  B2               9.375%       2/01/09   $     750     $    472,500
Loews Cineplex Entertainment Corp., Sr. Sub. Notes             B3               8.875        8/01/08         500          312,500
                                                                                                                     ------------
                                                                                                                          785,000
------------------------------------------------------------------------------------------------------------------------------
Financial Services--4.5%
Bangkok Bank Public Co., Deb. (Thailand)                       B+(e)            8.75         3/15/07       1,000 (d)      895,860
Ocwen Federal Bank, Sub. Deb.                                  B1              12.00         6/15/05         500          462,500
Olympic Financial, Ltd., Sr. Notes                             A1              11.50         3/15/07         750 (c)      795,000
Thai Farmers Bank Ltd., Sub. Notes (Thailand)                  B2               8.25         8/21/16       1,250 (d)      987,500
Western Financial Svgs. Bank, Sub. Deb.                        B2               8.875        8/01/07       1,505        1,301,825
                                                                                                                     ------------
                                                                                                                        4,442,685
------------------------------------------------------------------------------------------------------------------------------
Food & Lodging--2.1%
Del Monte Foods Co., Sr. Disc. Notes,
   Zero Coupon (until 12/15/02)                                Caa1             12.50       12/15/07         750          558,750
John Q. Hammons Hotels, First Mtge. Bonds                      B2                8.875       2/15/04       1,500        1,312,500
Purina Mills, Inc., Sr. Sub. Notes                             NR                9.00        3/15/10         500 (b)      145,000
Vlasic Foods International, Inc., Sr. Sub. Notes               Caa1             10.25        7/01/09         120           74,400
                                                                                                                     ------------
                                                                                                                        2,090,650
------------------------------------------------------------------------------------------------------------------------------
Gaming--0.5%
Hollywood Casino Corp., Sr. Sub. Notes                         B3               11.25        5/01/07         500          503,750
------------------------------------------------------------------------------------------------------------------------------
General Industrial--8.6%
Anchor Glass Container Corp., First Mtge. Notes                B2               11.25        4/01/05         685          493,200
Allied Waste North America, Inc.,
   Sr. Notes                                                   Ba3               7.625       1/01/06         750          611,250
   Sr. Sub. Notes                                              B2               10.00        8/01/09       1,350        1,012,500
Clark Material Handling Co., Sr. Notes, Ser. D                 Caa1             10.75       11/15/06       1,750 (b)      262,500
Grove Worldwide LLC, Sr. Sub. Notes                            Caa1              9.25        5/01/08       1,715          733,163
Henry Co., Sr. Notes, Ser. B                                   Caa1             10.00        4/15/08       1,110          799,200
International Wire Group, Inc., Sr. Sub. Notes, Ser. B         B3               11.75        6/01/05         500          505,000
IT Group, Inc., Sr. Sub. Notes                                 B3               11.25        4/01/09         500          467,500
Mastec, Inc., Sr. Sub. Notes, Ser. B                           Ba1               7.75        2/01/08         250          230,000
Neenah Corp., Sr. Sub. Notes, Ser. B                           B3               11.125       5/01/07         750          645,000
Numatics, Inc., Sr. Sub. Notes, Ser. B                         B3                9.625       4/01/08         375          298,125
United Rentals, Inc., Sr. Sub. Notes                           B1                9.00        4/01/09       1,500        1,308,750
Waste Management, Inc., Sr. Notes                              Ba1               6.875       5/15/09         500          420,380
WESCO Distribution, Inc., Sr. Sub. Notes                       B2                9.125       6/01/08         750          656,250
                                                                                                                     ------------
                                                                                                                        8,442,818

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of March 31, 2000     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Grocery Stores--1.8%
Homeland Stores, Inc., Sr. Notes                               NR               10.00%       8/01/03   $   1,250     $    987,500
Pathmark Stores, Inc.,
   Sr. Sub. Notes                                              Ca               11.625       6/15/02         750 (b)      225,000
   Sr. Sub. Notes                                              Caa3              9.625       5/01/03         750 (b)      540,000
                                                                                                                     ------------
                                                                                                                        1,752,500
------------------------------------------------------------------------------------------------------------------------------
Health Care--7.7%
Alaris Medical Systems, Inc., Sr. Sub. Notes                   B3                9.75       12/01/06       1,200          990,000
Alaris Medical, Inc., Sr. Disc. Notes
   Zero Coupon (until 8/1/03)                                  Caa1             11.125       8/01/08         750          236,250
Beverly Enterprises, Inc., Sr. Notes                           B1                9.00        2/15/06         750          644,062
Bio-Rad Labs, Inc., Sr. Sub. Notes                             B2               11.625       2/15/07         550          553,438
Conmed Corp., Sr. Sub. Notes                                   B3                9.00        3/15/08       1,020          928,200
DJ Orthopedics LLC, Sr. Sub. Notes                             B3               12.625       6/15/09       1,250        1,159,375
Kinetic Concepts, Inc., Sr. Sub. Notes, Ser. B                 B3                9.625      11/01/07         500          352,500
Mediq, Inc., Sr. Sub. Notes                                    Caa3             11.00        6/01/08       1,740          174,000
Packard Bioscience Co., Sr. Sub. Notes, Ser. B                 B3                9.375       3/01/07         250          225,000
Tenet Healthcare Corp., Sr. Sub. Notes, Ser. B                 Ba3               8.125      12/01/08         850          777,750
Triad Hospitals Holdings, Inc., Sr. Sub. Notes                 B3               11.00        5/15/09         855          850,725
Universal Hospital Svcs., Sr. Notes                            B3               10.25        3/01/08       1,750          665,000
                                                                                                                     ------------
                                                                                                                        7,556,300
------------------------------------------------------------------------------------------------------------------------------
Home Building & Real Estate--6.0%
Beazer Homes USA, Inc., Sr. Notes                              Ba3               8.875       4/01/08       1,250        1,056,250
D.R. Horton, Inc., Sr. Notes                                   Ba1               8.00        2/01/09         750          618,750
LNR Property Corp., Sr. Sub. Notes                             B1               10.50        1/15/09         750          693,750
Presley Companies, Sr. Notes                                   Caa3             12.50        7/01/01       1,000          820,000
Ryland Group, Inc., Sr. Sub. Notes                             B1                8.25        4/01/08         750          573,750
Standard Pacific Corp., Sr. Notes                              Ba2               8.50        6/15/07         750          667,500
U.S. Home Corp., Sr. Sub. Notes                                B1                8.88        8/15/07         500          496,250
Webb Delaware Corp., Sr. Sub. Deb.                             B2               10.25        2/15/10       1,150          954,500
                                                                                                                     ------------
                                                                                                                        5,880,750
------------------------------------------------------------------------------------------------------------------------------
Media & Communications--9.2%
Echostar DBS Corp., Notes                                      B2                9.25        2/01/06         750          725,625
Globo Comunicacoes e Participacoes S.A., Notes (Brazil)        B2               10.50       12/20/06       1,750 (d)    1,531,250
Gray Communications Systems, Inc., Sr. Sub. Notes              B3               10.625      10/01/06         500          502,500
Innova S-de R.L., Sr. Notes (Mexico)                           B3               12.875       4/01/07         500 (d)      472,500
Lin Holdings Corp., Sr. Disc. Notes,
   Zero Coupon (until 3/1/03)                                  B3               10.00        3/01/08         750          463,125
Lin Televison Corp., Sr. Sub. Notes                            B2                8.375       3/01/08         350          306,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of March 31, 2000     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Media & Communications (cont'd.)
STC Broadcasting, Inc., Sr. Sub. Notes                         B3              11.00 %       3/15/07   $     750     $    742,500
Sullivan Graphics, Inc., Sr. Sub. Notes                        Caa1            12.75         8/01/05       1,000        1,035,000
Sun Media Corp., (Canada)
   Sr. Sub. Notes                                              B1               9.50         2/15/07         250 (d)      246,250
   Sr. Sub. Notes                                              B1               9.50         5/15/07         500 (d)      477,500
TV Azteca S.A. de CV, (Brazil)
   Gtd. Sr. Notes                                              B1              10.50         2/15/07         750 (d)      705,000
   Gtd. Sr. Notes, Ser. A                                      B1              10.125        2/15/04         500 (d)      476,250
Von Hoffmann Press, Inc., Sr. Sub. Notes                       B3              10.875        5/15/07         700          654,500
World Color Press, Inc., Sr. Sub. Notes                        Baa3             8.375       11/15/08         750          729,765
                                                                                                                     ------------
                                                                                                                        9,068,015
------------------------------------------------------------------------------------------------------------------------------
Metals--8.3%
Acindar Industria Argentina de Aceros S.A., Bonds
   (Argentina)                                                 B2              11.25         2/15/04         500 (d)      405,000
AK Steel Corp., Sr. Notes                                      Ba2              9.125       12/15/06         500          488,750
Algoma Steel, Inc., First Mtge. Notes (Canada)                 B2              12.375        7/15/05         750 (d)      720,000
Bayou Steel Corp., First Mtge. Notes                           B1               9.50         5/15/08       1,250        1,118,750
Bucyrus Int'l, Inc., Sr. Notes                                 B1               9.75         9/15/07       1,250          500,000
Bulong Operation Pty Ltd., Sr. Notes                           Caa1            12.50        12/15/08         315          236,250
CSN Iron S.A., Gtd. Notes (Brazil)                             B2               9.125        6/01/07         500 (d)      425,000
Freeport-McMoran Copper & Gold, Sr. Notes                      B3               7.50        11/15/06       1,250          950,000
Kaiser Aluminum & Chemical Corp., Sr. Notes, Ser. B            B1              10.875       10/15/06         500          470,000
LTV Corp.,
   Gtd. Sr. Notes                                              Ba3              8.20         9/15/07         350          291,375
   Sr. Notes                                                   Ba3             11.75        11/15/09       1,330        1,290,100
Weirton Steel Corp., Sr. Notes                                 B2              11.375        7/01/04       1,250        1,275,000
                                                                                                                     ------------
                                                                                                                        8,170,225
------------------------------------------------------------------------------------------------------------------------------
Paper & Packaging--8.8%
APP Int'l. Co., (Indonesia)
   Sec. Notes                                                  B3               11.75       10/01/05         500 (d)      430,000
   Sec. Notes                                                  Caa1              3.50        4/30/03         750 (d)      588,750
Aracruz Celulose S.A., Sr. Notes (Brazil)                      B2               10.375       1/31/02         715 (d)      723,938
Bahia Sul Celulose S.A., Notes (Brazil)                        NR               10.625       7/10/04         500 (d)      495,000
Container Corp. of America, Sr. Notes, Ser. B                  B2               10.75        5/01/02       1,000        1,015,000
Doman Industries Ltd., (Canada)
   Sr. Notes                                                   Caa1              8.75        3/15/04       1,250 (d)    1,062,500
   Sr. Sec. Notes                                              B3               12.00        7/01/04       1,000 (d)    1,035,000
Gaylord Container Corp., Sr. Sub. Notes                        Caa2              9.875       2/15/08       1,750        1,435,000
Pacifica Papers, Inc., Sr. Notes                               B1               10.00        3/15/09         750          731,250
Paperboard Industries Int'l., Inc., Sr. Notes                  Ba3               8.375       9/15/07         750          660,000
Pindo Deli Mauritius Ltd., Gtd. Sr. Notes (Indonesia)          B3               10.75       10/01/07         650 (d)      448,500
                                                                                                                     ------------
                                                                                                                        8,624,938

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of March 31, 2000     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Retail--0.2%
Leslie's Poolmart, Inc., Sr. Notes                             B3              10.375%       7/15/04   $     350     $    227,500
------------------------------------------------------------------------------------------------------------------------------
Technology--12.1%
Advanced Micro Devices, Inc., Sr. Sec. Notes                   B2              11.00%        8/01/03         495          495,000
Amkor Technology, Inc.,
   Sr. Notes                                                   Ba3               9.25        5/01/06       1,250        1,212,500
   Sr. Sub. Notes                                              B2               10.50        5/01/09         500          490,000
DecisionOne Holdings Corp.,
   Sr. Disc. Deb., Zero Coupon (until 8/1/02)                  C(e)             11.50        8/01/08       1,000 (b)          620
   Sr. Sub. Notes                                              C(e)              9.75        8/01/07         500 (b)          250
Exodus Communications, Inc.,
   Sr. Notes                                                   B-(e)            10.75       12/15/09         250          243,750
   Sr. Notes                                                   B-(e)            11.25        7/01/08         990          990,000
Fairchild Semiconductor Corp., Sr. Sub. Notes                  B3               10.125       3/15/07         745          724,512
Fisher Scientific International, Inc., Sr. Sub. Notes          B3                9.00        2/01/08         750          678,750
Hadco Corp., Sr. Sub. Notes                                    B2                9.50        6/15/08         250          240,000
Integrated Circuit Systems, Inc., Sr. Sub. Notes               B3               11.50        5/15/09         850          935,000
Intersil Corp., Sr. Sub. Notes                                 B3               13.25        8/15/09         325          370,500
MCMS, Inc., Sr. Sub. Notes, Ser. B                             Caa3              9.75        3/01/08       2,500        1,212,500
Orbital Imaging Corp., Sr. Notes, Ser. D                       CCC+(e)          11.625       3/01/05         750          510,000
Rhythms Netconnections, Inc., Sr. Notes                        B3               14.00        2/15/10         750          663,750
Samsung Electronics America, Inc., Gtd. Notes                  Baa3              9.75        5/01/03         750          778,410
SCG Holding Corp., Sr. Notes                                   B2               12.00        8/01/09         675          722,250
Viasystems, Inc., Sr. Sub. Notes                               B3                9.75        6/01/07       1,100          924,000
Zilog, Inc., Sr. Sec. Notes                                    B2                9.50        3/01/05         750          671,250
                                                                                                                     ------------
                                                                                                                       11,863,042
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--23.3%
AMSC Acquisition Co., Inc., Sr. Notes, Ser. B                  NR               12.25        4/01/08         500          392,500
Concentric Network Corp., Sr. Notes                            B-(e)            12.75       12/15/07         500          538,750
Covad Communications Group, Inc.,
   Sr. Disc. Notes                                             B3               12.00        2/15/10         460          404,800
   Sr. Disc. Notes, Ser. B                                     B3               12.50        2/15/09         500          455,000
E. Spire Communications Insurance, Sr. Disc. Notes
   Zero Coupon (until 4/1/01)                                  NR               12.75        4/01/06         500          242,500
Flag Telecommunications Holdings Ltd., Sr. Notes
   (Bermuda)                                                   B2               11.625       3/30/10       1,000 (d)      930,000
Global Crossing Holdings, Ltd., Sr. Notes (Bermuda)            Ba2               9.125      11/15/06         750 (d)      720,000
GST Network Funding, Inc., Sr. Disc. Notes,
   Zero Coupon (until 5/1/03)                                  NR               10.50        5/01/08         945          415,800
GST Telecommunications, Inc., Sr. Sub. Notes,
   Zero Coupon (until 11/15/02)                                NR               12.75       11/15/07         500          425,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of March 31, 2000     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
GT Group Telecommunications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 2/1/05) (Canada)                         Caa1            13.25 %       2/01/10   $     850 (d) $    459,000
Hermes Europe Railtel BV, Sr. Notes (Netherlands)              B3              10.375        1/15/09       1,000 (d)      895,000
Hyperion Telecommunications, Inc.,
   Sr. Sec. Notes, Ser. B                                      B3              12.25         9/01/04       1,250        1,300,000
Insight Midwest L.P., Sr. Notes                                B1               9.75        10/01/09         500          497,500
Intermedia Communications, Inc.,
   Sr. Notes                                                   B2               8.875       11/01/07         250          226,875
   Sr. Notes                                                   B2               8.60         6/01/08         750          652,500
Iridium Cap. Corp.,
   Gtd. Notes                                                  Caa3            14.00         7/15/05         750 (b)       15,000
   Gtd. Sr. Notes, Ser. D                                      Caa3            10.875        7/15/05         500 (b)       10,000
Level 3 Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 3/15/05)                B3              12.875        3/15/10         500          245,000
   Sr. Notes                                                   B3              11.00         3/15/08      EUR500          477,500
   Sr. Notes                                                   B3              10.75         3/15/08   $     465          449,888
   Sr. Notes                                                   B3               9.125        5/01/08         500          430,000
McLeodUSA, Inc., Sr. Notes                                     B1               9.25         7/15/07         750          708,750
Metromedia Fiber Network, Inc., Sr. Notes                      B2              10.00        12/15/09         750          720,000
Millicom Int'l. Cellular, Sr. Disc. Notes, Zero Coupon
   (until 6/1/01)                                              Caa1            13.50         6/01/06         750          622,500
PsiNet, Inc.,
   Sr. Notes                                                   B3              11.50        11/01/08         750          746,250
   Sr. Notes                                                   B3              11.00         8/01/09         500          487,500
RCN Corp.,
   Sr. Notes                                                   B3              10.125        1/15/10         500          450,000
   Sr. Notes                                                   B3              10.00        10/15/07         500          450,000
RSL Communications plc, Sr. Notes (United Kingdom)             B2               9.875       11/15/09         750 (d)      592,500
Teligent, Inc., Sr. Notes                                      Caa1            11.50        12/01/07         750          675,000
Telewest Communication plc, Sr. Notes (United Kingdom)         B1               9.875        2/01/10         500 (d)      495,000
Time Warner Telecom LLC, Sr. Notes                             B2               9.75         7/15/08         500          495,000
Total Access Communication, Notes (Thailand)                   B2               7.625       11/04/01         500 (d)      451,250
Verio, Inc.,
   Sr. Notes                                                   B3              10.375        4/01/05         500          480,000
   Sr. Notes                                                   B3              11.25        12/01/08         350          348,250
Viatel, Inc.,
   Sr. Notes                                                   B3              11.50         3/15/09       1,000          920,000
   Sr. Notes                                                   B3              11.25         4/15/08         250          227,500
Williams Communications Group, Sr. Notes                       B2              10.875       10/01/09         500          490,000
Winstar Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 10/15/00)               B3              14.00        10/15/05       1,500        1,537,500
   Sr. Notes                                                   Caa1            12.50         4/15/08       1,750        1,715,000
                                                                                                                     ------------
                                                                                                                       22,794,613

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as of March 31, 2000     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Transportation--4.2%
Airtran Airlines, Sr. Sec. Notes, Ser. B                       B2               10.50%       4/15/01   $     500     $    485,000
Atlas Air, Inc., Sr. Notes                                     B3               10.75        8/01/05         500          500,000
MRS Logisticasa S.A., Sr. Notes (Brazil)                       B(e)             10.625       8/15/05       1,000 (d)      840,000
TFM S.A. de CV (Mexico)
   Sr. Disc. Notes, Zero Coupon (until 6/15/02)                B2               11.75        6/15/09       1,250 (d)      887,500
   Sr. Notes                                                   B2               10.25        6/15/07         350 (d)      332,500
Valujet, Inc., Sr. Notes                                       B3               10.25        4/15/01       1,250        1,112,500
                                                                                                                     ------------
                                                                                                                        4,157,500
------------------------------------------------------------------------------------------------------------------------------
Textiles & Related Industries--1.5%
Pillowtex Corp., Sr. Sub. Notes, Ser. B                        Ca                9.00       12/15/07       1,485          530,887
Westpoint Stevens, Inc., Sr. Notes                             Ba3               7.875       6/15/08       1,250          975,000
                                                                                                                     ------------
                                                                                                                        1,505,887
------------------------------------------------------------------------------------------------------------------------------
Utilities--0.5%
IEBA-Invers Electric Co., Notes                                BB(e)             9.00        9/16/04       1,000          540,000
                                                                                                                     ------------
Total corporate bonds (cost $148,337,344)                                                                             129,211,708
------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--3.0%
Province of Buenos Aires, Bonds                                B1               13.25        3/29/10         750 (d)      754,687
Republic of Argentina, Bonds                                   NR               11.25        4/11/07         500 (d)      461,250
Republic of Brazil,
   Bonds                                                       B2               11.625       4/15/04       1,020 (d)    1,027,650
   Bonds, FRB                                                  B2               14.50       10/15/09         693 (d)      750,866
                                                                                                                     ------------
Total foreign government obligations (cost $2,747,361)                                                                  2,994,453
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS(a)                                                                                        Shares
Fitzgeralds Gaming Corp.                                       --               --                --      12,540               12
SF Holding Group, Class C                                      --               --                --       4,070               41
                                                                                                                     ------------
Total common stocks (cost $125)                                                                                                53
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--4.0%
Concentric Network Corp., PIK                                  CCC(e)           13.50             --       1,143        1,163,245
Fairfield Mfg., Inc., Exchangeable, PIK                        B3               11.25             --       1,000          890,000
Granite Broadcasting Corp., Cumulative Exchangeable, PIK       B3               12.75             --         290          255,547
R & B Falcon Corp., Sr. Pref.                                  B-(e)            13.88             --         889          986,790
SF Holdings, Group, Inc.,
   Exchangeable, PIK                                           NR               13.75             --         139          660,250
                                                                                                                     ------------
Total preferred stocks (cost $4,047,136)                                                                                3,955,832

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Portfolio of Investments as of March 31, 2000     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                     Expiration                         Value
Description                                                                             Date        Warrants           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
WARRANTS(a)--0.5%
American Mobile Satellite Corp.                                                               4/1/08         280     $     32,200
Benedek Communications Corp.                                                                  7/1/07       5,500           11,000
Concentric Network Corp.                                                                    12/15/07         255          119,850
R & B Falcon Corp.                                                                            5/1/09         800          280,000
                                                                                                                     ------------
Total warrants (cost $0)                                                                                                  443,050
------------------------------------------------------------------------------------------------------------------------------
Total Investments--139.1%
(cost $155,131,966; Note 3)                                                                                           136,605,096
Liabilities in excess of other assets--(39.1)%                                                                        (38,393,378)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $ 98,211,718
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a)--Non-income producing security.
(b)-- Represents issuer in default on interest payments; non-income producing security.
(c)-- Consists of more than 1 class of securities traded together as a unit; generally bonds with attached stock or warrants.
(d)--US$ Denominated Foreign Bonds.
(e)--Standard & Poor's Rating.
FRB--Floating Rate Bond.
LLC--Limited Liability Corporation.
L.P.--Limited Partnership.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in Kind.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Statement of Assets and Liabilities               THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                         March 31, 2000
Investments, at value (cost $155,131,966)..................................................................       $136,605,096
Cash.......................................................................................................            186,843
Interest and dividends receivable..........................................................................          4,088,777
Receivable for investments sold............................................................................          2,821,354
Other assets...............................................................................................            104,116
Forward currency contracts-net amount receivable from counterparties.......................................              9,103
                                                                                                                 --------------
   Total assets............................................................................................        143,815,289
                                                                                                                 --------------
Liabilities
Loan payable (Note 4)......................................................................................         42,000,000
Payable for investments purchased..........................................................................          1,829,297
Dividends payable..........................................................................................          1,108,799
Loan interest payable (Note 4).............................................................................            542,151
Advisory fee payable.......................................................................................             43,828
Accrued expenses...........................................................................................             41,855
Deferred directors' fees...................................................................................             20,110
Administration fee payable.................................................................................             17,531
                                                                                                                 --------------
   Total liabilities.......................................................................................         45,603,571
                                                                                                                 --------------
Net Assets.................................................................................................       $ 98,211,718
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................       $    152,909
   Paid-in capital in excess of par........................................................................        129,759,055
                                                                                                                 --------------
                                                                                                                   129,911,964
   Undistributed net investment income.....................................................................            772,552
   Accumulated net realized loss on investments............................................................        (13,954,434)
   Net unrealized depreciation on investments and foreign currencies.......................................        (18,518,364)
                                                                                                                 --------------
   Net assets, March 31, 2000..............................................................................       $ 98,211,718
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value per share ($98,211,718 / 15,290,904 shares of common stock issued and outstanding).........               $6.42
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

THE HIGH YIELD PLUS FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
                                                 March 31,
Net Investment Income                               2000
Income
   Interest.................................    $ 17,062,437
   Dividends................................         263,282
                                               --------------
                                                  17,325,719
                                               --------------
Expenses
   Investment advisory fee..................         539,206
   Administration fee.......................         215,683
   Custodian's fees and expenses............         124,000
   Legal fees and expenses..................          80,000
   Reports to shareholders..................          73,000
   Transfer agent's fees and expenses.......          37,500
   Audit fees and expenses..................          27,000
   Listing fee..............................          25,000
   Insurance expense........................          19,500
   Directors' fees and expenses.............          12,500
   Miscellaneous............................           7,380
                                               --------------
      Total operating expenses..............       1,160,769
   Loan interest expense (Note 4)...........       2,580,434
                                               --------------
      Total expenses........................       3,741,203
                                               --------------
Net investment income.......................      13,584,516
                                               --------------
Realized and Unrealized Gain
(Loss) on Investments and Foreign Currencies
Net realized gain (loss) on:
   Investment transactions..................      (6,656,363)
   Foreign currency transactions............          31,444
                                               --------------
                                                  (6,624,919)
Net change in unrealized appreciation
   (depreciation) on:
   Investments..............................      (7,829,257)
   Foreign currencies.......................           8,506
                                               --------------
                                                  (7,820,751)
                                               --------------
Net loss on investments and foreign
   currencies...............................     (14,445,670)
                                               --------------
Net Decrease in Net Assets
Resulting from Operations...................    $   (861,154)
                                               --------------
                                               --------------

THE HIGH YIELD PLUS FUND, INC.
Statement of Cash Flows
------------------------------------------------------------

                                                  Year Ended
                                                   March 31,
Increase (Decrease) in Cash                          2000
Cash flows provided from operating activities
   Interest and dividends received (excluding
      discount amortization of $1,985,331).....  $  15,107,396
   Operating expenses paid.....................       (588,227)
   Loan interest and commitment fee paid.......     (2,867,316)
   Purchases of long-term portfolio
      investments..............................   (122,911,134)
   Proceeds from disposition of long-term
      portfolio investments....................    121,069,851
   Deferred expenses and other assets..........        (44,227)
                                                 -------------
   Net cash provided from operating
      activities...............................      9,766,343
                                                 -------------
Cash used for financing activities
   Net increase in notes payable...............      7,000,000
   Cash dividends paid (excluding reinvestment
      of dividends of $585,228)................    (12,915,598)
                                                 -------------
   Net cash used for financing activities......     (5,915,598)
                                                 -------------
   Net increase in cash........................      3,850,745
   Cash (overdraft) at beginning of year.......     (3,663,902)
                                                 -------------
   Cash at end of year.........................  $     186,843
                                                 -------------
                                                 -------------
Reconciliation of Net Decrease in Net Assets
to Net Cash Provided from Operating Activities
Net decrease in net assets resulting from
   operations..................................  $    (861,154)
                                                 -------------
Increase in investments........................     (1,864,335)
Net realized loss on investment transactions...      6,624,919
Net decrease in unrealized
   appreciation/depreciation of investments....      7,829,257
Increase in receivable for investments sold....       (839,131)
Increase in interest and dividends
   receivable..................................       (232,992)
Increase in deferred expenses and other
   assets......................................        (44,227)
Decrease in payable for investments
   purchased...................................     (1,131,654)
Increase in accrued expenses and other
   liabilities.................................        285,660
                                                 -------------
   Total adjustments...........................     10,627,497
                                                 -------------
   Net cash provided from operating
      activities...............................  $   9,766,343
                                                 -------------
                                                 -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

THE HIGH YIELD PLUS FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

                                       Year Ended March 31,
Increase (Decrease)               ------------------------------
in Net Assets                         2000              1999
                                  ------------      ------------
Operations
   Net investment income.......   $ 13,584,516      $ 10,941,903
   Net realized loss on
      investment and foreign
      currency transactions....     (6,624,919)       (4,154,864)
   Net change in unrealized
      appreciation
      (depreciation) on
      investments..............     (7,820,751)      (13,817,809)
                                  ------------      ------------
   Net decrease in net assets
      resulting from
      operations...............       (861,154)       (7,030,770)
Dividends from net investment
   income......................    (13,505,667)      (10,590,243)
Fund shares transactions
   Net proceeds from rights
      offering of Fund
      shares...................             --        24,581,103
   Value of Fund shares issued
      to shareholders in
      reinvestment of
      dividends................        585,228           474,849
                                  ------------      ------------
Total increase (decrease)......    (13,781,593)        7,434,939
Net Assets
Beginning of year..............    111,993,311       104,558,372
                                  ------------      ------------
End of year(a).................   $ 98,211,718      $111,993,311
                                  ------------      ------------
                                  ------------      ------------
---------------
(a) Includes undistributed net
    investment income of.......   $    772,552      $    662,259
                                  ------------      ------------

THE HIGH YIELD PLUS FUND, INC.
Notes to Financial Statements
------------------------------------------------------------
The High Yield Plus Fund, Inc. (the 'Fund') was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund had no transactions until April 4, 1988, when it sold 11,000 shares of common stock for $102,300 to Wellington Management Company, LLP (the 'Investment Adviser'). Investment operations commenced on April 22, 1988. The Fund's primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the closing bid price or in the absence of such price, as determined in good faith by the Board of Directors of the Fund. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the closing bid price. Securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available are valued at the latest bid price.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not
--------------------------------------------------------------------------------
                                       14

Notes to Financial Statements                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the fiscal period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains (losses) on investment transactions.
Net realized gain on foreign currency transactions represents net foreign exchange gains or losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulated foreign securities markets. Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' or 'Bankoverdraft' in the Statement of Assets and Liabilities.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into a forward currency contract in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements; stated coupon rate, original issue discount and market discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: The Fund expects to declare and pay dividends of net investment income monthly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and increase accumulated net realized losses on investments by $31,444. This was primarily the result of net foreign currency gains incurred during the year ended March 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with the Investment Adviser and with Prudential Investments Fund Management LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund;
--------------------------------------------------------------------------------
                                       15

Notes to Financial Statements                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.
The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund's average weekly net assets.
------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2000, were $121,779,480 and $121,851,378, respectively.
During the year ended March 31, 2000, the Fund entered into $560,656 of securities transactions on a principal basis with Prudential Securities Incorporated, an affiliate of the Administrator.
The federal income tax basis of the Fund's investments, as of March 31, 2000, was $155,164,832 and, accordingly, net unrealized depreciation for federal income tax purposes was $18,559,736 (gross unrealized appreciation--$2,590,990; gross unrealized depreciation--$21,150,726).
For federal income tax purposes, the Fund has a capital loss carryforward as of March 31, 2000 of approximately $11,849,000 of which $1,337,000 expires in 2003, $1,806,000 expires in 2004, $500,000 expires in 2007 and $8,206,000 expires in
2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund will elect to treat net capital losses of approximately $2,072,900 incurred in the five month period ended March 31, 2000 as having occurred in the following fiscal year.
At March 31, 2000, the Fund had an outstanding forward currency contract to sell foreign currency as follows:

                         Value at
 Forward Currency     Settlement Date     Current
  Sale Contracts        Receivable         Value       Appreciation
------------------    ---------------     --------     ------------
Euros,
expiring 5/17/00         $ 695,488        $686,385        $9,103
                      ---------------     --------     ------------
                      ---------------     --------     ------------

------------------------------------------------------------
Note 4. Borrowings
The Fund has a credit agreement with an unaffiliated lender. The maximum commitment under this agreement is $50,000,000. Interest on any such borrowings is based on market rates and is payable at maturity. The average daily balance outstanding during the year ended March 31, 2000 was $43,207,650 at a weighted average interest rate of 5.97%. The maximum face amount of borrowings outstanding at any month-end during the year ended March 31, 2000 was $47,000,000 (November 30, 1999). The current borrowings of $42,000,000 (at a weighted average interest rate of 6.14%) mature throughout the period from April 4, 2000 to May 5, 2000.
The Fund pays commitment fees at an annual rate of .09 of 1% on any unused portion of the credit facility. Commitment fees are included in 'Loan Interest' as reported on the Statement of Assets and Liabilities and on the Statement of Operations.
------------------------------------------------------------
Note 5. Capital
There are 100 million shares of $.01 par value common stock authorized. During the fiscal years ended March 31, 2000 and 1999, the Fund issued 82,108 and 60,734 shares in connection with reinvestment of dividends, respectively.
In connection with a rights offering, shareholders of record on December 31, 1998 were issued one-third of a nontransferable right for each full share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every whole right held at a subscription price equal to the lower of 97% of net asset value per share as of the close of business on the expiration date of the offering, or 95% of the average of the last reported sales prices per share on the New York Stock Exchange on the expiration date of the offering and the four preceding business days. On March 5, 1999 the Fund issued 3,799,518 shares of common stock at $6.804 per share and estimated rights offering costs of $366,000 ($.02 per share) and brokerage and dealer-manager commissions of $904,817 ($.06 per share) were charged to paid-in capital resulting in net proceeds to the Fund of $24,581,103. The net asset value per share of the Fund's common shareholders was reduced by approximately $.26 per share as a result of this issuance.
------------------------------------------------------------
Note 6. Dividends
On February 23, 2000 the Board of Directors of the Fund declared dividends of $0.0725 per share payable on May 12 and June 9 to shareholders of record on April 28 and May 31, respectively.
------------------------------------------------------------
Note 7. Subsequent Event
Effective April 3, 2000 the Fund's credit agreement with an unaffiliated lender expired and has been renewed as of April 3, 2000. The maximum commitment under this agreement is $50,000,000.
--------------------------------------------------------------------------------
                                       16

Financial Highlights                              THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                    Year Ended March 31,
                                                                 ----------------------------------------------------------
                                                                   2000         1999         1998        1997        1996
                                                                 --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................    $   7.36     $   9.21     $   8.54     $  8.44     $  7.85
                                                                 --------     --------     --------     -------     -------
Income from investment operations
Net investment income........................................         .89          .88          .84         .82         .84
Net realized and unrealized gain (loss) on investments.......        (.94)       (1.59)         .67         .12         .59
                                                                 --------     --------     --------     -------     -------
   Total from investment operations..........................        (.05)        (.71)        1.51         .94        1.43
                                                                 --------     --------     --------     -------
Less dividends and distributions
Dividends from net investment income.........................        (.89)        (.88)        (.84)       (.82)       (.84)
Distributions in excess of net investment income.............          --           --           --        (.02)         --
                                                                 --------     --------     --------     -------     -------
   Total dividends...........................................        (.89)        (.88)        (.84)       (.84)       (.84)
                                                                 --------     --------     --------     -------     -------
Capital charge in respect to issuance of shares..............          --         (.26)          --          --          --
                                                                 --------     --------     --------     -------     -------
Net asset value, end of year(a)..............................    $   6.42     $   7.36     $   9.21     $  8.54     $  8.44
                                                                 --------     --------     --------     -------     -------
                                                                 --------     --------     --------     -------     -------
Market price per share, end of year(a).......................    $ 6.1875     $ 7.1875     $  9.125     $  9.00     $  8.75
                                                                 --------     --------     --------     -------     -------
                                                                 --------     --------     --------     -------     -------
TOTAL INVESTMENT RETURN(b):..................................       (2.96)%     (12.36)%      11.25%      13.38%      20.80%
                                                                 --------     --------     --------     -------     -------
                                                                 --------     --------     --------     -------     -------
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)........................    $ 98,212     $111,993     $104,558     $96,042     $94,091
Average net assets (000 omitted).............................    $107,803     $ 94,437     $100,766     $95,946     $92,855
Ratio to average net assets:
   Expenses, before loan interest and commitment fees........        1.08%        1.11%        1.07%       1.08%       1.01%
   Total expenses............................................        3.47%        3.14%        2.44%       2.32%       2.29%
   Net investment income.....................................       12.60%       11.60%        9.41%       9.63%      10.18%
Portfolio turnover rate......................................          83%          94%         112%         60%         60%
Total debt outstanding at end of year (000 omitted)..........    $ 42,000     $ 35,000     $ 30,000     $18,000     $17,000
Asset coverage per $1,000 of debt outstanding................    $  3,338     $  4,204     $  4,485     $ 6,336     $ 6,535

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Report of Independent Accountants                 THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of
The High Yield Plus Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The High Yield Plus Fund, Inc. (the 'Fund') at March 31, 2000, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the year ended March 31, 1996 were audited by other independent accountants, whose opinion dated May 9, 1996 was unqualified.
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
May 19, 2000
--------------------------------------------------------------------------------
                                       18

Federal Income Tax Information (Unaudited)        THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 2000) that 2.14% of the dividends paid in the fiscal year ended March 31, 2000 qualified for the corporate dividends received deduction available to corporate taxpayers.
Other Information (Unaudited)                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.
State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.
All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
--------------------------------------------------------------------------------
                                       19

Corporate Governance (Unaudited)                  THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
At its quarterly meeting in March 2000, the Fund's Board of Directors unanimously approved several changes to the Fund's By-Laws. These changes were as follows:
   - Increasing the percentage of outstanding shares necessary to call a special meeting of stockholders from 25 percent to 50 percent.
   - Clarifying that no business shall be transacted at any special stockholders' meeting except as provided in the notice of meeting.
   - Specifying the individuals with authority to conduct the Fund's stockholder meetings and the powers vested in those persons.
   - Modernizing the Fund's provisions to permit proxy voting through electronic means.
   - Clarifying that the Fund will indemnify its directors and officers to the maximum extent permitted by applicable federal and Maryland state law.
--------------------------------------------------------------------------------
                                       20

Directors
Eugene C. Dorsey
Robert E. LaBlanc
Douglas H. McCorkindale
Thomas T. Mooney

Investment Adviser
Wellington Management Company, llp
75 State Street
Boston, MA 02109

Administrator
Prudential Investments Fund Management LLP
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

429906100